FCF P4 03/19

SUPPLEMENT DATED MARCH 29, 2019

TO THE PROSPECTUS

DATED FEBRUARY 1, 2019

OF

FRANKLIN INCOME FUND
(a series of Franklin Custodian Funds)

The prospectus is amended as follows:

The Average Annual Total Returns table of the “Fund Summary – Franklin Income Fund – Performance” section on page 24 is replaced with the following:

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Franklin Income Fund - Class A
Return Before Taxes	-9.77%	1.77%	8.30%
Return After Taxes on Distributions	-11.61%	-0.14%	6.14%
Return After Taxes on Distributions and Sale of Fund Shares	-5.68%	0.67%	5.85%
Franklin Income Fund - Class A1	-9.48%	1.85%	8.39%
Franklin Income Fund - Class C	-6.63%	2.21%	8.31%
Franklin Income Fund - Class R	-5.74%	2.35%	8.48%
Franklin Income Fund - Class R6	-5.17%	2.90%	3.77%[1]
Franklin Income Fund - Advisor Class	-5.22%	2.84%	9.00%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	-4.38%	8.50%	13.12%
Blended 50% MSCI USD High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays US Aggregate Index (index reflects no deduction for fees, expenses or taxes)[2]	-1.61%	6.25%	10.51%
Bloomberg Barclays U.S. Aggregate Index (index reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	-5.81%	3.18%	7.51%

1. Since inception May 1, 2013.
2. The Blended 50% MSCI USD High Dividend Yield Index + 25% Bloomberg Barclays High Yield Very Liquid Index + 25% Bloomberg Barclays US Aggregate Index is replacing the Bloomberg Barclays U.S. Aggregate Index as a secondary index.

Please keep this supplement with your prospectus for future reference.